SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☑	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.
THE NEW GERMANY FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of filing fee (check the appropriate box):
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ADDRESS OF INVESTMENT ADVISER AND MANAGER
OTHER MATTERS
STOCKHOLDER PROPOSALS
PROXY COSTS AND SOLICITATION OF PROXIES
ANNUAL REPORT DELIVERY
ANNEX A

THE NEW GERMANY FUND, INC.
345 Park Avenue
New York, New York 10154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 27, 2011

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The New Germany Fund, Inc., a Maryland corporation (the “Fund”), will be held at 11:00 a.m., New York time, on June 27, 2011 at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017 for the following purposes:

1. To elect three (3) Class II Directors, each to serve for a term of three years and until their successors are elected and qualify.

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2011.

3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof including acting upon one stockholder proposal presented in the Proxy Statement accompanying this Notice, if the proposal is brought before the meeting by the proponent or his representative that is qualified under state law to present the proposal on his behalf.

Only holders of record of Common Stock at the close of business on May 13, 2011 are entitled to notice of, and to vote at, this Meeting or any postponement or adjournment thereof.

By Order of the Board of Directors

John Millette
Secretary

Dated: May 19, 2011

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on the Proposals. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations. If you have any questions, please call The Altman Group, Inc. (“Altman”), the Fund’s proxy solicitor, at 1200 Wall Street West, 3rd Floor, Lyndhurst, New Jersey 07071 or at the special toll-free number we have set up for you (1-800-845-1507), or contact your financial advisor.

THE NEW GERMANY FUND, INC.
345 Park Avenue
New York, New York 10154

Annual Meeting of Stockholders
June 27, 2011

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of The New Germany Fund, Inc. (the “Board of Directors” or “Board”), a Maryland corporation (the “Fund”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 11:00 a.m., New York time, on June 27, 2011 at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

If the accompanying Proxy Card is executed properly and returned, shares represented by it will be voted at the Meeting, and any postponement or adjournment thereof, in accordance with the instructions on the Proxy Card. However, if no instructions are specified, shares will be voted FOR the election of three (3) Class II directors of the Fund (“Directors”) nominated by the Board (Proposal 1), and FOR the ratification of the appointment by the Audit Committee and the Board of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the Fund (Proposal 2). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submitting a subsequently executed and dated proxy or by attending the Meeting and voting in person.

If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the Investment Company Act, the acquisition of more than 3% of the Fund’s common stock by another fund (whether registered, private or offshore) is unlawful. There is legal uncertainty about the operation of Section 12(d)(1) and about the Fund’s right under federal and state law to invalidate votes cast by any person whose Fund shares are held in violation of law. The Fund is prepared, if necessary, to seek judicial resolution of the uncertainty in any particular case.

The close of business on May 13, 2011 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 17,764,652.89 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of Proxy Card will first be mailed to stockholders on or about May 19, 2011.

A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked “abstain” and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote “for” or

“against” a matter and will be disregarded in determining the “votes cast” on an issue. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Fund’s charter (the “Charter”) provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. The term of office for Directors in Class II expires at the 2011 Annual Meeting, Class III at the next succeeding annual meeting and Class I at the following succeeding annual meeting. Three Class II nominees, Mr. John H. Cannon, Mr. Joachim Wagner and Mr. Werner Walbröl, are proposed in this Proxy Statement for election. If elected, each of the three Class II nominees will serve a three-year term of office until the Annual Meeting of Stockholders in 2014 and until his respective successor is elected and qualifies. Mr. John Bult, a Class II director, will not stand for re-election pursuant to the Fund’s retirement policy.

Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill that vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy Card to vote each Proxy Card for the election of our five nominees listed above. Each nominee has indicated that he will continue to serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of Proxy Card in accordance with their discretion. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director.

Board of Directors Information

The management of the business and affairs of the Fund is overseen by the Board of Directors. Directors who are not “interested persons” of the Fund as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of the Fund are referred to as “Interested Directors”. Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors.  The Nominating and Governance Committee of the Fund’s Board, which is composed entirely of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders. When assessing a candidate for nomination it is the policy of the Nominating and Governance Committee to consider whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. The Nominating and Governance Committee assesses the effectiveness of this policy as part of its annual self assessment.

Additional information concerning the Nominating and Governance Committee’s consideration of nominees appears in the description of the Committee following the table below.

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, that each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his tenure (including the Director’s participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Fund, is provided in the table following the “Risk Oversight” section below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among other attributes common to all Directors are their willingness and ability to commit the necessary time and attention to their duties as Directors, their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with each other and with Deutsche Investment Management Americas Inc., the fund’s investment manager (the “Investment Manager”), Deutsche Asset Management International GmbH (the “Investment Adviser”) and other service providers, counsel and the Fund’s independent registered public accounting firm, to exercise effective business judgment in the performance of their duties as Directors. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Director or on the Board by reason thereof.

Board Structure and Oversight Function.  The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Manager and the Investment Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Manager and the Investment Adviser and the Fund’s other service providers in the operations of each Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in person or by telephone at special meetings or on an informal basis at other times. The Directors also regularly meet outside the presence of any representatives of the Investment Manager and the Investment Adviser. As described below, the Board has established five standing committees — the Audit, Nominating and Governance, Advisory, Valuation and Executive Committees — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee other than the Executive Committee is composed exclusively of Independent Directors. Each year the Directors evaluate the performance of the Board and its committees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings,

and facilitating communication and coordination between the Directors and management. Christian Strenger, the Chairman of the Fund’s Board of Directors is an Interested Director as defined in the 1940 Act because he is a member of the Supervisory Board of a company that is affiliated with the Investment Manager and the Investment Adviser and because of his ownership of shares of the ultimate parent of the Investment Manager and the Investment Adviser. The Directors believe that it is appropriate for Mr. Strenger to serve as Chairman and that his service benefits shareholders because of his extensive knowledge of the investment management industry, the Deutsche Bank organization and the Funds. In addition, the Directors note that, although Mr. Strenger is an Interested Director as defined in the 1940 Act, he is not involved in the management of the Fund and is not an officer or director of the Investment Manager or the Investment Adviser. The Independent Directors are satisfied that they can act independently and effectively without having an Independent Director serve as Chairman and note that a key structural component for ensuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority of the Board. Richard Karl Goeltz, an Independent Director and Chairman of the Nominating and Governance Committee, serves as Lead Independent Director for the Fund and as such is available to act as liaison between the Independent Directors and management and to consult with the Chairman to the extent deemed appropriate.

Risk Oversight.  The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Investment Manager and the Investment Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Investment Manager. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of each Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each of the Investment Manager, the Investment Adviser, and the Fund’s other principal service providers has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management, the Fund’s Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for the Investment Manager, as appropriate, regarding risks faced by the Fund and the Investment Manager’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. The processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.

Information Regarding Directors and Officers

The following tables show certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund, and about all officers of the Fund. Most current Directors resident in the United States own Fund shares. The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the “Act”) for the fiscal year ended December 31, 2010 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2011. Prior thereto, Directors who are German residents would have been subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Fund, that was not subject to German regulation or tax reporting. In light of the Fund’s election to be subject to the Act, the Board of Directors encourages all Directors of the Fund (including those who are German residents) to invest in the Fund.

Nominees Proposed for Election:

Class II Directors
(Term will Expire in 2011; Nominees for Term Expiring in 2014(1)
Shares of
				Number of		Common
			Principal Occupation(s)	Portfolios		Stock
			During Past	in Fund		Beneficially
		Length of	Five Years or Longer	Complex(2)	Other Directorships Held by	Owned at
	Position(s)	Time	and Other Relevant	Overseen	Director During Past Five	March 31,
Name, Address(1) & Age	with Fund	Served	Qualifications*	by Director	Years(3)	2011(4)

Non-Interested Directors
John H. Cannon, 69	Director	Since 1990	Consultant (since 2002). Formerly, Vice President and Treasurer, Venator Group/Footlocker, Inc. (footwear retailer) (1982-2002).	3	Director of The Central Europe and Russia Fund, Inc. (since 2004) and The European Equity Fund, Inc. (since 2004).(2)	5,915
Joachim Wagner, 64	Director	Since 2009	Chief Financial Officer, RAG Beteiligungs AG/Evonik Industries AG, Germany (mining holding company) (2006-2009). Formerly, Chief Financial Officer, Degussa AG, Germany (chemical manufacturer) (2001-2006). Mr. Wagner is also a member of the Supervisory Board of a German retail bank and a member of the advisory board of a private German bank.	2	Director of The European Equity Fund, Inc. (since 2009)(2)	None

Class II Directors
(Term will Expire in 2011; Nominees for Term Expiring in 2014(1)
Shares of
				Number of		Common
			Principal Occupation(s)	Portfolios		Stock
			During Past	in Fund		Beneficially
		Length of	Five Years or Longer	Complex(2)	Other Directorships Held by	Owned at
	Position(s)	Time	and Other Relevant	Overseen	Director During Past Five	March 31,
Name, Address(1) & Age	with Fund	Served	Qualifications*	by Director	Years(3)	2011(4)

Werner Walbröl, 73	Director	Since 2004	Delegate for North American Humboltt Universitat (Berlin). Formerly, President and Chief Executive Officer, The European American Chamber of Commerce, Inc. (2004-2008); President and Chief Executive Officer, The German American Chamber of Commerce, Inc. (until 2003). Mr. Walbröl is also a Director of The German American Chamber of Commerce, Inc. President and Director, German-American Partnership Program (student exchange programs), and a Director of an independent testing and assessment company.	3	Director of The Central Europe and Russia Fund, Inc. (since 1990) and The European Equity Fund, Inc. (since 1986).(2)	1,885

Directors whose terms will continue:

Class III Directors
(Term will Expire in 2012)
Shares of
				Number of		Common
			Principal Occupation(s)	Portfolios		Stock
			During Past	in Fund		Beneficially
		Length of	Five Years or Longer	Complex(2)		Owned at
	Position(s)	Time	and Other Relevant	Overseen	Other Directorships Held by	March 31,
Name, Address(1) & Age	with Fund	Served	Qualifications*	by Director	Director During Past Five Years(3)	2011(4)

Non-Interested Directors
Ambassador Richard R. Burt, 64	Director	Since 2004	Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002-2007); Chairman of the Board, Weirton Steel Corp. (1996-2004); Partner, McKinsey & Company (consulting firm) (1991-1994); State Department Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989-1991); U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).	3	Director of The Central Europe and Russia Fund, Inc. (since 2000) and The European Equity Fund, Inc. (since 2000).(2) Director, UBS family of mutual funds (since 1995).	1,572

Class III Directors
(Term will Expire in 2012)
						Shares of
				Number of		Common
			Principal Occupation(s)	Portfolios		Stock
			During Past	in Fund		Beneficially
		Length of	Five Years or Longer	Complex(2)		Owned at
	Position(s)	Time	and Other Relevant	Overseen	Other Directorships Held by	March 31,
Name, Address(1) & Age	with Fund	Served	Qualifications*	by Director	Director During Past Five Years(3)	2011(4)

Dr. Franz Wilhelm Hopp, 68	Director	Since 1993	Partner of Laplace Finanzconsulting GmbH (asset management). Member of the Supervisory Board WAVE AG (asset management). Former member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007-September 2009).	3	Director of The Central Europe and Russia Fund, Inc. (since 2008) and The European Equity Fund, Inc. (since 2008).(2)	None
Dr. Friedbert H. Malt, 69	Director	Since 2007	Vice Chairman and Member of the Executive Committee of NOL Neptune Orient Lines Ltd., Singapore (“NOL”) (since 2002). He currently is also a Director of NOL (since 2000) and TÜV Rheinland of North America, Inc., a company offering independent testing and assessment services. Formerly, Dr. Malt was a Member of the Executive Board of DG Bank (now DZ Bank), Frankfurt (until 2001).	3	Director of The Central Europe and Russia Fund, Inc. (since 2007) The European Equity Fund, Inc. (since 2007).(2)	300
Dr. Frank Trömel, 75(6)(7)	Director	Since 1990	Deputy Chairman of the Supervisory Board of DELTON AG (strategic management holding company operation in the pharmaceutical, household products, logistics and power supply sectors) (2000-2006). Member (since 2000) and Vice-President (2002-2006) of the German Accounting Standards Board.	1	Formerly director of The Central Europe and Russia Fund, Inc. (2005-2009) and The European Equity Fund, Inc. (2005-2009).	None

Class I Directors
(Term will Expire in 2013)
Shares of
				Number of		Common
			Principal Occupation(s)	Portfolios		Stock
			During Past	in Fund		Beneficially
		Length of	Five Years or Longer	Complex(2)	Other Directorships Held by	Owned at
	Position(s)	Time	and Other Relevant	Overseen	Director During Past Five	March 31,
Name, Address(1) & Age	with Fund	Served	Qualifications*	by Director	Years(3)	2011(4)

Non-Interested Directors
Detlef Bierbaum, 68	Director	Since 1990	Consultant (since 2010). He is also Vice Chairman of the Supervisory Board of Oppenheim KAG GmbH (asset management) and a member of the Supervisory Board of Deutsche Bank Österreich AG (private bank) for more than five years. Mr. Bierbaum also serves as a member of the Board or Supervisory Board of a number of non-U.S. investment companies and of companies in diverse businesses including insurance, reinsurance, real estate, and retailing. He is a former member of the Supervisory Board of Sal. Oppenheim Jr. & Cie KGaA (private bank) (2008 to March 2010) and was formerly a partner of that firm. He is also a former member of the Supervisory Board of DWS Investment GmbH (asset management) (2005-2008).	3	Director of The Central Europe and Russia Fund, Inc. (since 1990) and The European Equity Fund, Inc. (since 1986).(2)	2,000
Richard Karl Goeltz, 68	Director	Since 1990	Retired. Formerly, Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996-2000) and previously served as chief financial officer of two other major multi-national corporations. Mr. Goeltz is also a member of the Council and Court of Governors of the London School of Economics and Political Science, Trustee of the American Academy in Berlin and of other charitable organizations.	3	Director of The Central Europe and Russia Fund, Inc. (since 2008) and The European Equity Fund, Inc. (since 2008).(2) Independent Non-Executive Director of Aviva plc (financial services) and The Warnaco Group, Inc. (apparel). Formerly director of Federal Home Loan Mortgage Corporation and Delta Air Lines, Inc. (air transport).	12,104

Class I Directors
(Term will Expire in 2013)
Shares of
				Number of		Common
			Principal Occupation(s)	Portfolios		Stock
			During Past	in Fund		Beneficially
		Length of	Five Years or Longer	Complex(2)	Other Directorships Held by	Owned at
	Position(s)	Time	and Other Relevant	Overseen	Director During Past Five	March 31,
Name, Address(1) & Age	with Fund	Served	Qualifications*	by Director	Years(3)	2011(4)

Robert H. Wadsworth, 71	Director	Since 1992	President, Robert H. Wadsworth Associates, Inc. (investment management consulting firm) (1983 to present). Mr. Wadsworth also has experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and has served as a senior executive officer of several mutual funds.	116(8)	Director of The Central Europe and Russia Fund, Inc. (since 1990) and The European Equity Fund, Inc. (since 1986),(2) as well as other funds in the Fund Complex as indicated.(5)	5,942
Interested Director(5)
Christian H. Strenger(10), 67	Director and Chairman	Since 1990	Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger is also Member, Supervisory Board, Evonik Industries AG (chemical, utility and property business), Fraport AG (international airport business), Hermes Equity Ownership Services Ltd. (governance advisory) and TUI AG (travel business).	3	Director of The Central Europe and Russia Fund, Inc. (since 1990) and The European Equity Fund, Inc. (since 1986).(2)	1,000

*	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led (together with the Director’s current and prior experience as a Director of other SEC reporting companies, if any, as indicated elsewhere in the table) to the conclusion that each Director should serve as a Director for the Fund.

Executive Officers(9)
Shares of
Common
Stock
Beneficially
	Position(s)	Length of		Owned at
	with	Time	Principal Occupation(s)	March 31,
Name, Address(1) & Age	Fund	Served	During Past Five Years	2011(4)

W. Douglas Beck, CFA, 44(10)(11)	President and Chief Executive Officer	Since 2011	Managing Director(13), Deutsche Asset Management and Head of Product Management, US for DWS Investments (since 2006). Formerly, Executive Director, Head of Product Management and President of the UBS Funds at UBS Global Asset Management (2002-2006).	None
Paul H. Schubert, 48(10)(12)	Treasurer and Chief Financial Officer	Since 2004	Managing Director(13), Deutsche Asset Management (since 2004). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1998-2004).	None
Rita Rubin, 40(10)(14)	Chief Legal Officer	Since 2008	Director and Senior Counsel(13)(15), Deutsche Asset Management (since 2007). Formerly, Vice President, Morgan Stanley Investment Management Inc. (2004-2007).	None
Alexis Kuchinsky, 35(14)	Chief Compliance Officer	Since 2009	Vice President, Deutsche Asset Management (since 2002); Head of Compliance Program Oversight of Deutsche Asset Management.	None
John Caruso, 46(10)(14)	Anti-Money Laundering Compliance Officer	Since 2010	Managing Director(13), Deutsche Asset Management.	None
Rainer Vermehren, 43(10)(16)	Vice President	Since 2010	Director(13), DWS Investment GmbH (since 2007). Fund Manager, DWS Investment GmbH (since 1997).	None
John Millette, 48(10)(17)(18)	Secretary	Since 2011	Director(13), Deutsche Asset Management (since 2002).	None

(1)	The mailing address of all directors with respect to Fund operations is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC20-2799, New York, New York 10154.

(2)	The Fund Complex includes The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc., which are other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager. It also includes 113 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

(3)	Directorships are only for companies that file reports with the SEC.

(4)	As of March 31, 2011, all Directors, Nominees for election and Executive Officers as a group (19 persons) owned 33,807 shares, which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

(5)	Indicates “Interested Person”, as defined in the Investment Company Act. Mr. Strenger is an “interested” Director because of his affiliation with DWS-Deutsche Gesellschaft für Wertpapiersparen mbH (“DWS”), a majority-owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares. Prior to April 2010, Mr. Bierbaum was “interested” because of his prior relationships with Sal. Oppenheim Jr. & Cie KGaA, which executed portfolio securities transactions for the Fund and certain affiliated persons, and because of his former ownership of Deutsche Bank AG shares. John Bult, a Class II Director, is not standing for re-election pursuant to the Fund’s retirement policy. Until the effective date of his resignation, Mr. Bult is an “interested” Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities LLC, a registered broker-dealer.

(6)	Dr. Frank Trömel, a Class III director, is not standing for re-election pursuant to the Fund’s retirement policy.

(7)	Dr. Trömel’s son has been employed since March 1, 2002 by an indirect subsidiary of Deutsche Bank AG.

(8)	Mr. Wadsworth oversees all 116 funds in the Fund Complex.

(9)	Each also serving as an officer of The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders. Each of Mr. Schubert, Mr. Millette, Mr. Caruso and Ms. Rubin also serve as officers of the other Funds in the Fund Complex.

(10)	Indicates ownership of securities of Deutsche Bank AG either directly or through Deutsche Bank’s deferred compensation plan.

(11)	Address: 345 Park Avenue, New York, NY 10154.

(12)	Address: 100 Plaza One, Jersey City, New Jersey 07311.

(13)	Executive title, not a board directorship.

(14)	Address: 60 Wall Street, New York, NY 10005.

(15)	Prior to February 1, 2011, Vice President and Counsel.

(16)	Address: Mainzer Landstrasse 178-190, Frankfurt am Main, Germany.

(17)	Since January 3, 2011. From July 14, 2006 to January 3, 2011 served as Assistant Secretary to the Fund. From January 30, 2006 to July 14, 2006 served as Secretary to the Fund.

(18)	Address: One Beacon Street, Boston, Massachusetts 02108.

The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:

Aggregate Dollar
Range of Equity
Securities in All
Funds
Overseen by
	Dollar Range of	Director or Nominee
	Equity Securities	in Family of
	in the	Investment
Name of Director or Nominee	Fund(1)	Companies(1),(2)

Detlef Bierbaum	$10,001-$50,000	Over $100,000
John Bult	$10,001-$50,000	Over $100,000
Ambassador Richard R. Burt	$10,001-$50,000	Over $100,000
John H. Cannon	$50,001-$100,000	Over$100,000
Richard Karl Goeltz	Over $100,000	Over $100,000
Dr. Franz Wilhelm Hopp	None	None
Dr. Friedbert Malt	$1-$10,000	$10,001-$50,000
Christian H. Strenger	$10,001-$50,000	$50,001-$100,000
Dr. Frank Trömel	None	None
Robert H. Wadsworth	Over $100,000	Over $100,000
Joachim Wagner	None	None
Werner Walbröl	$10,001-$50,000	Over $100,000

(1)	Valuation date is March 31, 2011. The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the “Act’) for the fiscal year ended December 31, 2010 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2011. Prior thereto, Directors who are German residents would have been subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Fund, that was not subject to German regulation or tax reporting. In light of the Fund’s election to be subject to the Act, the Board of Directors encourages all Directors of the Fund (including those who are German residents) to invest in the Fund.

(2)	The Family of Investment Companies consists of the Fund, The European Equity Fund, Inc. and The Central Europe and Russia Fund, Inc., which are closed-end funds that share the same investment adviser and manager and hold themselves out as related companies.

The Board of Directors presently has five standing committees including an audit committee (the “Audit Committee”), an advisory committee (the “Advisory Committee”), an executive committee (the “Executive Committee”), a nominating and governance committee (the “Nominating Committee”) and a valuation committee (the “Valuation Committee”).

The Audit Committee, currently comprising Messrs. Burt, Cannon (Chair), Goeltz, Wadsworth, Wagner and Walbröl and Drs. Malt and Trömel, operates pursuant to a written charter. The Audit Committee charter is currently available on the Fund’s website, www.dws-investments.com. The Audit Committee’s organization and responsibilities are contained in the Audit Committee Report, which is included in this Proxy Statement, and in its written charter. The members of the Audit Committee are “independent” as required by the independence standards of Rule 10A-3 under the

Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that Messrs. Cannon, Goeltz, Wadsworth and Wagner meet the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission (“SEC”). Although the Board has determined that all four meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. Messrs. Cannon, Goeltz, Wadsworth and Wagner are not auditors or accountants, do not perform “field work” and are not full-time employees. The SEC has determined that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an “expert” for any purpose as a result of being identified as an audit committee financial expert. The Audit Committee met four times during the fiscal year ended December 31, 2010.

The Advisory Committee, currently comprising Messrs. Cannon, Goeltz and Wadsworth (Chair) and Dr. Trömel, makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Investment Management Americas Inc., and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH. The Advisory Committee met twice during the past fiscal year, in connection with the annual continuance of those agreements.

The Executive Committee, currently comprising Messrs. Burt, Cannon, Goeltz, Strenger, Wadsworth and Walbröl, has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. During the past fiscal year the Executive Committee did not meet.

The Valuation Committee, currently comprising Messrs. Cannon, Wadsworth (Chair) and Walbröl and Dr. Trömel, reviews the Fund’s valuation procedures and makes recommendations with respect thereto and, to the extent required by such procedures, determines the fair value of the Fund’s securities or other assets. During the past fiscal year, the Valuation Committee met once.

The Nominating and Governance Committee is currently comprised of Messrs. Burt, Cannon, Goeltz (Chair), Wadsworth and Walbröl and Dr. Trömel. The Board has determined that each of the members of the Nominating and Governance Committee is not an “interested person” as the term is defined in Section 2(a)(19) of the Investment Company Act. Generally, the Nominating and Governance Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board, and also advises the Board regarding governance matters generally and confirms that the Board and Audit Committee undertake annual self-evaluations. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the Fund’s Bylaws. The relevant portions of the Fund’s Bylaws describing these requirements are included as Annex A. The Nominating and Governance Committee may also take into account additional factors listed in the Nominating and Governance Committee Charter, which generally relate to the nominee’s industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an “independent director”. When assessing a candidate for nomination, the Nominating and Governance Committee considers whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.

The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund’s Charter or Bylaws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and

Governance Committee Charter, which is currently available on the Fund’s website, www.dws-investments.com. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund’s common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund’s Bylaws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Such notice shall include the specific information required by the Fund’s Bylaws. The relevant portions describing these requirements are included as Annex C. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee met three times during the past fiscal year.

All members on each of the five committees of the Board are not “interested persons” as the term is defined in the Investment Company Act, with the exception of Mr. Strenger, who is a member of the Executive Committee.

During the past fiscal year, the Board of Directors had four regular meetings. Each incumbent Director who served as a Director during the past fiscal year attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent that travel to the Annual Meeting of Stockholders is reasonable for that Director. One Director attended the 2010 Annual Meeting of Stockholders.

To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund’s principal office at 345 Park Avenue, NYC20-2799, New York, New York 10154 (c/o The New Germany Fund, Inc.), addressed to (i) the Board of Directors of the Fund or an individual Director, and (ii) the Secretary of the Fund. The Secretary of the Fund will direct the correspondence to the appropriate parties.

The Fund pays each of its Directors who is not an interested person of the Fund, of the investment adviser or of the manager an annual fee of $6,000 plus $750 for each Board and Committee meeting attended. Each such Director who is also a Director of The European Equity Fund, Inc. or The Central Europe and Russia Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. These compensation arrangements were effective as of January 1, 2010. Each of the Fund, The European Equity Fund, Inc. and The Central Europe and Russia Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. Effective January 1, 2011, the Chairman of the Audit Committee receives a $1,000 retainer. These three funds, together with 118 other open- and closed-end funds advised by wholly owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC.

The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended December 31, 2010, and (b) the total compensation from each fund in the Fund Complex that includes the Fund, for the 2010 fiscal year of each such fund, (i) for each Director who is not an interested person of the Fund, and (ii) for all such Directors as a group:

	Aggregate
	Compensation	Total Compensation
Name of Director	from Fund	from Fund Complex

Detlef Bierbaum	$6,524	$15,298
Ambassador Richard R. Burt	$10,834	$33,000
John H. Cannon	$13,334	$40,500
Richard Karl Goeltz	$12,583	$31,000
Dr. Franz Wilhelm Hopp	$8,250	$18,750
Dr. Friedbert H. Malt	$11,250	$32,750
Dr. Frank Trömel	$16,500	$37,500
Robert H. Wadsworth	$12,583	$37,500
Joachim Wagner	$12,000	$24,000
Werner Walbröl	$11,333	$34,500
Total	$115,191	$283,798

No compensation is paid by the Fund to Directors who are interested persons of the Fund or of any entity of the Deutsche Bank Group or to officers. Mr. Bierbaum was an interested person of the Fund until April 2010 and, as such, received partial compensation from the Fund Complex during the fiscal year ended December 31, 2010.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

Required Vote.  Provided a quorum has been established, the affirmative vote of a majority of the votes entitled to be cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions and broker non-votes will have the same effect as a vote against a Director.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has approved PricewaterhouseCoopers LLP (the “Firm” or “PwC”), an independent registered public accounting firm, as independent auditors for the Fund for the fiscal year ending December 31, 2011. A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not “interested” Directors (as defined in the Investment Company Act) of the Fund, have ratified the appointment of PwC as the Fund’s independent auditors for that fiscal year. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent auditors for the Fund since inception.

Neither our Charter nor Bylaws require that the stockholders ratify the appointment of PwC as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain PwC, but may retain such independent auditors. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund’s financial statements.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

Required Vote.  Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Audit Committee and the Board of Directors of PwC as independent auditors for the Fund for the fiscal year ending December 31, 2011. For purposes of Proposal 2 abstentions will have no effect on the result of the vote.

Information With Respect to the Fund’s Independent Auditors

The following table shows fees paid to PwC by the Fund during the Fund’s two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Fund’s manager and investment adviser and certain entities controlling, controlled by, or under common control with the manager and investment adviser that provide ongoing services to the Fund (collectively, the “Adviser Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each board will review, at least annually, whether PwC’s receipt of non-audit fees from the Fund, the Fund’s manager, the Fund’s Investment adviser and all Adviser Entities is compatible with maintaining PwC’s independence.

	Audit
	Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
			Adviser		Adviser		Adviser
Fiscal Year	Fund	Fund	Entities	Fund	Entities	Fund	Entities

2010	$63,000	$0	$7,500	$0	$0	$0	$0
2009	$63,000	$0	$2,000	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax compliance and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Committee Pre-Approval Policies and Procedures.  Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent auditors and (ii) all non-audit services to be performed by the Fund’s independent auditors for the Fund’s investment adviser or any Adviser Entities with respect to operations and financial reporting of the Fund. Any member of the Audit Committee may pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit

Committee at its next scheduled meeting. The auditors shall report to the Audit Committee at each of its regular meetings all audit or non-audit services to the Fund and all non-audit services to the Adviser Entities that relate directly to the Fund’s operations and financial reporting initiated since the last such report was rendered, including a general description of the services and projected fees and the means by which such services were approved by the Audit Committee.

All Non-Audit Fees.  The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Fund and to the Adviser Entities that provide ongoing services to the Fund, whether or not such engagements relate directly to the operations and financial reporting of the Fund, for the two most recent fiscal years for the Fund. The aggregate non-audit fees in fiscal year 2009 were paid for by the Investment Manager for work performed on its behalf.

Aggregate
Fiscal Year	Non-Audit Fees

2010	$0
2009	$100,000

Audit Committee Report

The purposes of the Audit Committee are: (1) to assist the Board of Directors in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications and independence; and (iv) the retention and performance of the independent auditors; and (2) to prepare this report. The Audit Committee assists the Board of Directors in its oversight of the Fund’s policies and practices with respect to accounting, financial reporting, internal control over financial reporting, independent audits, and risk management. The Audit Committee regularly discusses the Fund’s most significant risk exposures and the steps management has taken to monitor and control such exposures. Each Member of the Audit Committee is “independent”, as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter. As set forth in the Audit Committee Charter, management of the Fund and applicable service providers are responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund’s annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Fund’s investment adviser, manager or to any entity controlling, controlled by or under common control with the Fund’s investment adviser or manager that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. During the past fiscal year, no non-audit services that were not pre-approved by the Audit Committee were provided by the Fund’s independent auditors. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1,

Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors their independence.

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2010.

Submitted by the Audit Committee
of the Fund’s Board of Directors

John H. Cannon, Chair
Richard R. Burt
Richard Karl Goeltz
Dr. Friedbert Malt
Dr. Frank Trömel
Robert H. Wadsworth
Joachim Wagner
Werner Walbröl

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of May 13, 2011, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

	Amount and	Percent of
	Nature of	Outstanding
Name and Address of Beneficial Owner	Beneficial Ownership	Common Stock

1607 Capital Partners, LLC(1)	2,720,800 shares	14.71%
4991 Lake Brook Dr., Suite 125, Glen Allen, VA 23060
Lazard Asset Management LLC(2)	4,122,030 shares	22.28%
30 Rockefeller Plaza, New York, NY 10112

(1)	This information is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 14, 2011.

(2)	This information is based exclusively on information provided by such entity on Schedule 13D/A filed with respect to the Fund on January 11 , 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Based on a review of reports filed by the Fund’s directors and executive officers, the investment adviser, officers and directors of the investment adviser, affiliated persons of the investment adviser and beneficial holders of 10% or more of the Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 2010 were timely except a late Form 3 was filed on behalf of both Rainer Vermehren and John Caruso, officers of the Fund. The late Form 3s did not relate to any transactions in Fund shares. In addition, a late Form 4 was filed on behalf of Robert Wadsworth, a Director of the Fund.

ADDRESS OF INVESTMENT ADVISER AND MANAGER

The principal office of Deutsche Asset Management International GmbH, the Fund’s investment adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Investment Management Americas Inc., the Fund’s manager, is located at 345 Park Avenue, New York, New York 10154.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the Meeting.

STOCKHOLDER PROPOSALS

In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Fund’s proxy statement for the 2012 Annual Meeting, the proposals must be received at The New Germany Fund, Inc., c/o Deutsche Investment Management Americas, 345 Park Avenue, NYC20-2799, New York, New York 10154, Attention: Secretary, on or before January 20, 2012.

In addition, the Fund’s Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2012 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund’s proxy statement, written notice of such business as prescribed in the Bylaws must be delivered to the Fund’s Secretary, at the principal executive offices of the Fund, between January 20, 2012 and February 19, 2012. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

PROXY COSTS AND SOLICITATION OF PROXIES

The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the manager or by telephone, telegraph or Internet. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Altman to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $5,600 plus reimbursement of normal expenses (the exact cost will depend on the amount and types of services rendered). If the stockholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the stockholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend the Meeting in person. Should stockholders require additional information regarding the proxy or replacement Proxy Card(s), they may call Altman toll-free at 1-800-845-1507. Any proxy given by a stockholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain stockholders of the Funds may receive a telephone call from a representative of Altman if their votes have not yet been received.

One Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 800-349-4281 or write to the Fund at 345 Park Avenue, New York, New York 10154.

ANNUAL REPORT DELIVERY

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2010 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The New Germany Fund, Inc., c/o Deutsche Investment Management Americas, 345 Park Avenue, NYC20-2799, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund’s web site: www.germanyfund.com.

John Millette
Secretary

Dated: May 19, 2011

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT ALTMAN AT 1-800-845-1507.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 27, 2011:

The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.proxyonline.com/docs/gf2011.pdf

ANNEX A

THE NEW GERMANY FUND, INC.
EXCERPTS OF BYLAWS

Article II

Section 13.  Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders.  (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Corporation that are beneficially owned by such person, (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act or pursuant to the Investment Company Act and the rules thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (D) a statement specifying which of clauses (1)-(7) of the definition of “Relevant Experience and Country Knowledge” in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a “Conflict of Interest” as defined in Article III, Section 3 of the Bylaws; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made,

(x) the name and address of such stockholder, as they appear on the Corporation’s stock ledgers and a current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

(3) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with Article III, Section 2 of these Bylaws, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the preceding year’s annual meeting, a stockholder’s notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.  (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 and Article III, Section 3 of these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.

(2) For purposes of this Section 13, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

(3) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of stockholders to request inclusion of proposals in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Article III

Section 3.  Qualifications.  Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a director a person must, at the time of such person’s nomination by the Board of Directors, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and (c) not be over 72 years of age; provided that clause (c) shall not apply to any person who was a Director on October 15, 1999 or to any person whom the Nominating Committee (or in the absence of such a Committee, the Board of Directors) determines to except from that clause on the basis that the person’s prior public or government service or other broad-based activities in the business community make it essential that the Corporation continue to receive the benefit of the person’s services as a Director. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

“Relevant Experience and Country Knowledge” means experience in business, investment, economic or political matters of Germany or the United States through service for 10 of the past 20 years (except where a shorter period is noted) in one or more of the following principal occupations:

(1) senior executive officer or partner of a financial or industrial business headquartered in Germany that has annual revenues of at least the equivalent of US $500 million,

(2) senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of European business operations,

(3) director (or the equivalent) for 5 of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in Germany and that have at least the equivalent of US $250 million in combined total assets of their own,

(4) senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of German companies or securities principally traded in Germany under discretionary management for others,

(5) senior executive officer or partner (a) of a business consulting, accounting or law firm having at least 100 professionals and (b) whose principal responsibility involves or involved providing services involving European matters for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1)-(4) above,

(6) senior official (including ambassador or minister) in the national government, a government agency or the central bank of Germany or the United States, in a major supranational agency or organization of which Germany or the United States is a member, or in a leading international trade organization relating to Germany or the United States, in each case in the area of finance, economics, trade or foreign relations, or

(7) current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1)-(5) of the preceding sentence and clauses (1)-(2) of the next paragraph, the term “financial or industrial business” includes a financial or industrial business unit within a larger enterprise; the term “investment businesses or vehicles” includes an investment business unit or investment vehicle within a larger enterprise; the term “investment management business” includes an investment management business unit within a larger enterprise; and the term “investment vehicle” includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

“Conflict of Interest” means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

(1) current position as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of German companies or securities principally traded in German markets and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation,

(2) current position as a director, officer, partner or employee of the sponsor or equivalent of an investment vehicle described in the previous point, or

(3) current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the Corporation or the markets in which it proposes to invest.

PROXY
THE NEW GERMANY FUND, INC.
This proxy is solicited on behalf of the Board of Directors.
           The undersigned stockholder of The New Germany Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints John Millette and Rita Rubin, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 11:00 a.m., New York time, on June 27, 2011 at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.
           The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for director and “For” Proposal 2, as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.
           The Board of Directors unanimously recommends a vote “For” the Class II nominees below

1. FOR each of the nominees for director listed below. ☐	WITHHOLD AUTHORITY as to all listed nominees. ☐	FOR all nominees except as marked to the contrary below. ☐
(Instructions: To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)
Mr. John H. Cannon
Mr. Joachim Wagner
Mr. Werner Walbröl
The Board of Directors unanimously recommends a vote “For” Proposal 2 below

2.	To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2011
FOR ☐          AGAINST ☐           ABSTAIN ☐

3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.
           Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

Signature

Signature, if held jointly

Dated: , 2011